Earnings Per Share	12 Months Ended
Sep. 27, 2013
Earnings Per Share [Abstract]
Earnings Per Share
Earnings per Share
The weighted-average ordinary shares used in the computations of basic and diluted earnings per share were as follows:

(In Millions)	2013	2012	2011
Basic shares	467	481	493
Effect of share options and restricted shares	4	5	4
Diluted shares	471	486	497

The computation of diluted earnings per share for fiscal 2013, 2012 and 2011 excludes approximately 1 million, 3 million and 6 million shares, respectively, of options and restricted share awards because either the effect would have been anti-dilutive or the performance criteria related to the awards had not yet been met.